Shelton Greater China Fund

Supplement to Prospectus and
Statement of Additional Information
Dated August 28, 2012

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2012, for the Shelton Greater China Fund (the “Fund”) updates the information in the Prospectus and SAI as described below.   For further information, please contact the Fund toll free at 800-955-9988.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by accessing www.sheltoncap.com, by emailing the Fund at info@sheltoncap.com or by calling the toll free number above.

Nikko Asset Management Hong Kong Limited (“NAM Hong Kong”) has advised the Adviser that, effective September 28, 2012, NAM Hong Kong is resigning as Sub-Adviser to the Fund.  Day-to-Day investment management of the Fund will be performed by the Adviser, Shelton Capital Management.  William Mock will replace Fung Kwok On as the portfolio manager of the Fund.

Messrs. Frederick C. Copeland, Jr., Robert P. Parker and Edward B. Collins have resigned as Trustees of the Fund.  There are no plans to replace them at this time.   The Board of Trustees is currently comprised of three independent trustees and one interested trustee.

As a result of these events the following sections of the Fund’s Prospectus and SAI are being changed as follows:

1.	All references to Nikko Asset Management Hong Kong Limited, NAM Hong Kong, Nikko Asset Management Co., LTD and NAM Tokyo are being deleted.

2.	All references to the term “Sub-Adviser” are being deleted.

3.	Page 3 of the Prospectus, under the Management section, the following language will replace the current language.

Investment Adviser
Shelton Capital Management, a California Limited Partnership (“Adviser”), will assume the role of investment adviser for the Fund effective September 29, 2012.

Portfolio Manager
Mr. William Mock will serve as Portfolio Manager to the Fund effective September 29, 2012.  Mr. Mock has served as portfolio manager for the Shelton Funds fixed income funds since 2010 and Partner of ETSpreads, an affiliate of Shelton Capital Management, since 2007.  Prior to joining Shelton Capital Management Mr. Mock was Head Trader of TKI Capital Management from 2003 to 2006.